UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 20, 2012

GREEN EQUITY HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52396	20-2889663
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

1015 W. Newport Center Drive, Suite 105, Deerfield Beach, Florida 33442
(Address of principal executive offices) (Zip Code)

(954) 573-1709
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Termination of a Material Definitive Agreement.

On May 24, 2012 Holdings Energy, Inc., a Florida private Corporation (“Holdings Energy”) cancelled the Letter of Intent executed on May 1, 2012, with Green Equity Holdings, Inc., (“Company”), wherein Green Equity Holdings, Inc. was to acquire Holdings Energy, Inc. in a share exchange agreement. The Form 8-K filed with the Securities and Exchange Commission on March 9, 2012 (File Number 000-52396) contains the Letter of Intent and is incorporated herein by reference. The termination of the Letter of Intent releases both parties of all obligations under the Letter of Intent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREEN EQUITY HOLDINGS, INC.
Dated: May 31, 2012	By:	/s/Raimundo Dias
Raimundo Dias
Title: President